UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 16, 2005

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                             RURAL/METRO CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                         0-22056                86-0746929
(State or other jurisdiction            (Commission            (IRS Employer
       of incorporation)                File Number)         Identification No.)


                            9221 East Via de Ventura
                               Scottsdale, Arizona
                                      85258
                    (Address of Principal Executive Offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (480) 606-3886


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           On May 16, 2005, Rural/Metro Corporation (the "Company") issued a press release announcing its preliminary unaudited financial results for the quarter ended March 31, 2005. The full text of the Company's press release is attached hereto as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(C)        EXHIBITS.

Exhibit No.                            Description
-----------                            -----------

   99.1                     Press release, dated May 16, 2005.


           The information in this Form 8-K, including the exhibits, shall not be deemed to be "filed" for purposes of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.



                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RURAL/METRO CORPORATION

Date: May 16, 2005                     By: /s/ Michael S. Zarriello
                                           -------------------------------
                                           Michael S. Zarriello
                                           Senior Vice President and
                                           Chief Financial Officer


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
                                  EXHIBIT INDEX


Exhibit No.                            Description
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   99.1                     Press release, dated May 16, 2005.



























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